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                                                                    EXHIBIT 10.1







               STOCK PURCHASE AND SETTLEMENT AGREEMENT AND RELEASE

                                      AMONG

                              NEOTHERAPEUTICS, INC.

                                       AND

                           NEOGENE TECHNOLOGIES, INC.

                                       AND

                                SOCIETE GENERALE

                               SEPTEMBER 19, 2001







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                                TABLE OF CONTENTS

1.  Definitions..............................................................1

2.  Purchase and Sale of Shares..............................................2

    (a)      Basic Transaction...............................................2
    (b)      Purchase Price..................................................2
    (c)      Dividends.......................................................2

3.  Settlement Payment.......................................................2

    (a)      Settlement Payment..............................................2
    (b)      Dividend Payment................................................3

4.  The Closing..............................................................3

    (a)      The Closing.....................................................3
    (b)      Deliveries at the Closing.......................................3

5.  Representations and Warranties...........................................3

    (a)      Representations and Warranties of the Seller....................3
    (b)      Representations and Warranties of the Buyer.....................4

6.  Releases.................................................................4

    (a)      Seller Release..................................................4
    (b)      Buyer and NeoGene Release.......................................5
    (c)      Representations and Warranties..................................5

7.  Enforcement of Agreement.................................................5


8.  Compromise...............................................................5


9.  Advice of Counsel........................................................6


10. Survival of Representations and Warranties...............................6


11. Miscellaneous............................................................6

    (a)      Further Assurances..............................................6
    (b)      No Third-Party Beneficiaries....................................6
    (c)      Successors and Assigns..........................................6
    (d)      Entire Agreement................................................6
    (e)      Counterparts....................................................6
    (f)      Headings........................................................6
    (g)      Notices.........................................................6

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    (h)      Governing Law...................................................8
    (i)      Amendments and Waivers..........................................8
    (j)      Severability....................................................8
    (k)      Expenses........................................................8
    (l)      Construction....................................................8

                                      -ii-

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               STOCK PURCHASE AND SETTLEMENT AGREEMENT AND RELEASE


         This Stock Purchase and Settlement Agreement and Release (the "AGREEMENT") is made and entered into as of September 19, 2001, by and among NeoTherapeutics, Inc., a Delaware corporation (the "BUYER"), NeoGene Technologies, Inc., a California corporation ("NEOGENE") and Societe Generale, a bank organized under the laws of France (the "SELLER"). The Buyer, NeoGene and the Seller are referred to collectively herein as the "PARTIES."

         WHEREAS, the Seller owns 30 shares of 7% Series C Preferred Stock (collectively, the "SHARES") of the Buyer;

         WHEREAS, the Buyer desires to purchase from the Seller, and the Seller desires sell to the Buyer, the Shares in return for cash;

         WHEREAS, the Parties desire to settle all disputed claims and counterclaims, alleged penalties and alleged dividend overpayment between the Parties.

         Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

     1. DEFINITIONS.

         "AGREEMENT" means this agreement.

         "BUYER" has the meaning set forth in the preface above.

         "BUYER SERIES C PREFERRED CERTIFICATE" has the meaning set forth in
Section 6(a) below.

         "CLOSING" has the meaning set forth in Section 4(a) below.

         "CLOSING DATE" has the meaning set forth in Section 4(a) below.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "NEOGENE" has the meaning set forth in the preface above.

         "NEOGENE SERIES B PREFERRED CERTIFICATE" has the meaning set forth in
Section 6(a) below.

         "ORIGINAL AGREEMENT" has the meaning set forth in Section 5(iv) below.

         "PARTIES" has the meaning set forth in the preface above.

         "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

         "PURCHASE PRICE" has the meaning set forth in Section 2(b) below.

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         "REGISTRATION RIGHTS AGREEMENT" has the meaning set forth in Section
6(a) below.

         "RELEASED DOCUMENTS" has the meaning set forth in Section 6(a) below.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SECURITY INTEREST" means any mortgage, pledge, lien, encumbrance, charge, or other security interest.

         "SELLER" has the meaning set forth in the preface above.

         "SETTLEMENT PAYMENT" has the meaning set forth in Section 3 below.

         "SHARE" means any share of the Preferred Stock, par value $0.001 per share, of the Buyer.

         "TAX" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section
59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

     2. PURCHASE AND SALE OF SHARES.

         (a) BASIC TRANSACTION. On and subject to the terms and conditions of this Agreement, the Buyer agrees to purchase from the Seller, and the Sellers agrees to sell to the Buyer, all of its Shares for the consideration specified below inSection 2(b).

         (b) PURCHASE PRICE. The Buyer agrees to pay to the Seller at the Closing the sum of $300,000 plus accrued dividends of $58.33 per day for each day after August 31, 2001 until the Closing Date (the total payment referred to collectively as, the "PURCHASE PRICE") by delivery of cash in the amount of the Purchase Price payable by wire transfer or delivery of other immediately available funds.

         (c) DIVIDENDS. The payment of any accrued, but unpaid dividends on the Shares through August 31, 2001 shall be satisfied by the cash payment of $16,177.78 sent by the Buyer to the Seller on August 31, 2001.

     3. SETTLEMENT PAYMENT.

         (a) SETTLEMENT PAYMENT. The Buyer agrees to pay to the Seller at the Closing the sum of $55,000 (the "SETTLEMENT PAYMENT"), in full and complete settlement and satisfaction of any and all Claims between the Seller and the Buyer and between the Seller and NeoGene, arising from or in connection with the Released Documents or the transactions contemplated by the Released Documents. Payment shall be by delivery of cash in the amount of the Settlement Payment payable by wire transfer or delivery of other immediately available funds.


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         (b) PAYMENT. In addition to the Settlement Payment referred to in
Section 3(a) above, the Seller shall retain the $70,000 payment made by the Buyer to the Seller on June 15, 2001.

     4. THE CLOSING.

         (a) THE CLOSING. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place upon the date of the signing of this Agreement by all Parties (the "CLOSING DATE").

         (b) DELIVERIES AT THE CLOSING. At the Closing, (i) the Seller will deliver to the Buyer stock certificates representing all of its Shares, endorsed for transfer to Buyer or accompanied by duly executed assignment documents, and
(ii) the Buyer will deliver to the Seller the Purchase Price and Settlement Payment specified in Section 2(b) and Section 3, respectively, above.

     5. REPRESENTATIONS AND WARRANTIES.

         (a) REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to the Buyer that the statements contained in this Section 3(a) are correct and complete as of the date of this Agreement.

                  (i) AUTHORIZATION OF TRANSACTION. The Seller has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform his or its obligations hereunder. All action of the Seller necessary to authorize the execution and delivery of this Agreement and performance by the Seller of all of its obligations hereunder has been taken, and this Agreement constitutes the valid and legally binding obligation of the Seller, enforceable in accordance with its terms and conditions. The Seller need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

                  (ii) NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Seller is subject, or any provision of its charter.

                  (iii) BROKERS' FEES. The Seller has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Buyer could become liable or obligated.

                  (iv) SHARES. The Seller holds of record and owns beneficially its respective Shares as set forth in the preface to this Agreement, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. The Seller is not a


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         party to any option, warrant, purchase right, or other contract or commitment that could require the Seller to sell, transfer, or otherwise dispose of any capital stock of the Buyer (other than this Agreement). The Seller is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of the Buyer other than the Securities Purchase Agreement dated December 18, 2000 by and among the Buyer, NeoGene and the Seller (the "ORIGINAL AGREEMENT").

         (b) REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants to the Seller that the statements contained in this Section 3(b) are correct and complete as of the date of this Agreement.

                  (i) ORGANIZATION OF THE BUYER. The Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

                  (ii) AUTHORIZATION OF TRANSACTION. The Buyer has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. All corporate action of the Buyer necessary to authorize the execution and delivery of this Agreement and performance by the Buyer of all of its obligations hereunder has been taken, and this Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions. The Buyer need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

                  (iii) NONCONTRAVENTION. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of its charter or bylaws.

                  (iv) BROKERS' FEES. The Buyer has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Seller could become liable or obligated.

     6. RELEASES.

         (a) SELLER RELEASE. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller and its heirs, successors and assigns do hereby remise, release, and forever discharge the Buyer and NeoGene, together with their affiliates, employees, agents, representatives, partners, shareholders, officers and directors, successors and assigns (collectively, the "BUYER PARTIES") of and from all common law and statutory claims, demands, damages, debts, losses, actions and causes of action, suits, rights,


                                      -4-
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liabilities, contracts, duties and obligations, of any kind and nature whatsoever, whether known or unknown, accrued or to accrue, contingent or liquidated (collectively "CLAIMS"), that the Seller had, now has or may have against the Buyer Parties, arising from or in connection with the Original Agreement, the Registration Rights Agreement dated December 18, 2000 by and between the Buyer and the Seller (the "REGISTRATION RIGHTS AGREEMENT"), the Certificate of Determination of Rights, Preferences, Privileges and Restrictions of Series B Preferred Stock of NeoGene (the "NEOGENE SERIES B PREFERRED CERTIFICATE") and the Certificate of Designation of the 7% Series C Preferred Stock of the Buyer (the "BUYER SERIES C PREFERRED CERTIFICATE") (the Original Agreement, Registration Rights Agreement, the NeoGene Series B Preferred Certificate and the Buyer Series C Preferred Certificate collectively referred to as, the "RELEASED DOCUMENTS") or the transactions contemplated by the Released Documents including, without limitation, any and all matters relating to the ownership, transfer and trading of the common stock of the Buyer on or before the date hereof.

         (b) BUYER AND NEOGENE RELEASE. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Buyer and NeoGene and their respective successors and assigns do hereby remise, release, and forever discharge the Seller, together with its affiliates, agents, representatives, successors and assigns (collectively, the "SELLER PARTIES") of and from all Claims that the Buyer and NeoGene had, now has or may have against the Seller Parties, arising from or in connection with the Released Documents or the transactions contemplated by the Released Documents including, without limitation, any and all matters relating to the ownership, transfer and trading of the common stock of the Buyer on or before the date hereof.

         (c) REPRESENTATIONS AND WARRANTIES. Each party hereby represents and warrants to the other that it is the current legal and beneficial owner of all Claims, if any, released hereby and has not assigned, pledged or contracted to assign or pledge any such Claim to any other person. Each party agrees to indemnify, defend and hold harmless the other party from and against and in respect of any claims, demands, losses, costs, expenses, obligations, liabilities or damages asserted against the released party by the releasing party in respect of any Claim.

     7. ENFORCEMENT OF AGREEMENT. This Agreement may be pleaded as the full and complete defense to, and as a basis for an injunction against, any action, suit or other proceeding which may be instituted, prosecuted or attempted with respect to any Claim. If any party to this Agreement brings an action to enforce its rights herein, or because of the breach of any covenant, condition or provisions hereof, or for any other relief, the prevailing party shall be entitled to recover its costs and expenses, including court costs and attorneys' fees, if any, incurred in connection with such suit, including appeals therefrom, whether or not such action is prosecuted to final judgment.

     8. COMPROMISE. The Parties hereto acknowledge and agree that this Agreement is entered into as a compromise settlement which is not in any respect or for any purpose to be deemed or construed as an admission or concession of any liability whatsoever on the part of any party hereto.


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     9. ADVICE OF COUNSEL. The Parties have carefully and completely read this
Agreement, have not relied upon any representations or warranties of the other party (except as set forth in this Agreement) in signing it, have had an opportunity to review it with their attorneys, and are satisfied they understand its terms.

     10. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Parties contained in this Agreement shall survive the Closing hereunder (even if the damaged Party knew or had reason to know of any misrepresentation or breach of warranty or covenant at the time of Closing) and continue in full force and effect forever thereafter (subject to any applicable statutes of limitations).

     11. MISCELLANEOUS.


         (a) FURTHER ASSURANCES. The Seller, the Buyer and NeoGene shall deliver or cause to be delivered to the other Parties on the Closing Date and at such other times and places as shall be reasonably agreed to, such additional instruments as any of the other Parties may reasonably request for the purposes of carrying out this Agreement.

         (b) NO THIRD-PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

         (c) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties and their respective successors and assigns. Notwithstanding the foregoing, neither this Agreement nor any rights hereunder may be assigned by any Party without the prior written consent of the other Parties.

         (d) ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

         (e) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         (f) HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (g) NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:



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                           IF TO THE SELLERS: COPY TO:

                                    c/o SG Cowen Securities Corporation
                                    1221 Avenue of the Americas
                                    New York, New York 10020
                                    Fax: (212) 278-5467
                                    Attn: Guillaume Pollet

                           with a copy to:

                                    Jones, Day, Reavis & Pogue
                                    599 Lexington Avenue
                                    New York, New York 10020
                                    Attn: J. Eric Maki, Esq.
                                    Fax: (212) 755-7306

                           IF TO THE BUYER OR NEOGENE: COPY TO:

                                    NeoTherapeutics, Inc.
                                    157 Technology Drive
                                    Irvine, CA 92618
                                    Attn: Chief Financial Officer
                                    Fax: (949) 788-6706

                                    NeoGene Technologies, Inc.
                                    157 Technology Drive
                                    Irvine, CA 92618
                                    Attn: Chief Financial Officer
                                    Fax: (949) 788-6706

                                    with a copy to:

                                    Latham & Watkins
                                    650 Town Center Drive, Suite 2000
                                    Costa Mesa, CA 92626
                                    Attn: Alan W. Pettis, Esq.
                                    Fax: (714) 755-8290

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.


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         (h) GOVERNING LAW. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of Buyer and its stockholders. The corporate laws of the State of California shall govern all issues concerning the relative rights of NeoGene and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. NeoGene, Buyer and each Seller hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of NeoGene, Buyer and each Seller hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to NeoGene, the Buyer and the Seller at the addresses in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         (i) AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by NeoGene, the Buyer and the Seller. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         (j) SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         (k) EXPENSES. Each of the Parties will bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

         (l) CONSTRUCTION. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

                                      *****




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         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                                       NEOTHERAPEUTICS, INC.

                                       By:     /s/ Samuel Gulko
                                               --------------------------------
                                       Title:  Chief Financial Officer
                                               --------------------------------

                                       NEOGENE TECHNOLOGIES, INC.

                                       By:     /s/ Samuel Gulko
                                               --------------------------------
                                       Title:  Chief Financial Officer
                                               --------------------------------

                                       SOCIETE GENERALE

                                       By:     /s/ Guillaume Pollet
                                               --------------------------------
                                       Title:  Managing Director
                                               --------------------------------



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